UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 24, 2012

Inter Parfums, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-16469 Commission File Number	13-3275609 (I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176

(Address of Principal Executive Offices)

212. 983.2640

(Registrant's Telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        Certain portions of our press release dated July 24, 2012, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

•	Portions of the 1st paragraph relating to results of operations for the second quarter of 2012
•	The 2nd paragraph (consisting of a table) relating to results of operations for the second quarter and the first six months of 2012
•	The 3rd and 4th paragraphs all relating to results of European Operations for the second quarter and the first six months of 2012
•	The 5th paragraph relating to results of United States Operations for the second quarter of 2012

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Inter Parfums, Inc. was held on July 24, 2012 at 10:00 a.m., local time, at the offices of the company, 551 Fifth Avenue, New York, New York 10176.

We held our election of directors, and our stockholders also voted on one other proposal.

(1) Election of Directors. The following individuals were nominated for election as members of the Board of Directors to hold office for a term of one (1) year until the next annual meeting of stockholders and until their successors are elected and qualify: Jean Madar, Philippe Benacin, Russell Greenberg, Philippe Santi, Francois Heilbronn, Jean Levy, Robert Bensoussan-Torres, Serge Rosinoer and Patrick Choël. The results of the voting were as set forth below. A plurality of the votes having been cast in favor of each of the above-named Directors, they were duly elected to serve a one (1) year term.

Nominee	Votes For	Votes Withheld	Broker Non-Votes	Abstentions
Jean Madar	27,944,745	311,107	-0-	-0-
Philippe Benacin	27,684,734	571,118	-0-	-0-
Russell Greenberg	26,720,451	1,535,401	-0-	-0-
Philippe Santi	26,805,195	1,450,657	-0-	-0-
Francois Heilbronn	23,141,717	5,114,135	-0-	-0-
Jean Levy	27,187,189	1,068,663	-0-	-0-
Robert Bensoussan-Torres	28,045,684	210,168	-0-	-0-
Serge Rosinoer	28,044,584	211,268	-0-	-0-
Patrick Choël	27,187,389	1,068,463	-0-	-0-

(2) Advisory vote on the compensation of our named executive officers. A majority of the votes were cast in favor of the proposal and the proposal was passed. The results of the voting were as set forth below.

For	Against	Abstain	Broker Non Votes
27,350,728	902,584	2,540	-0-

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At last year’s annual meeting in 2011, our shareholders voted in favor of having the advisory vote on the frequency of future advisory votes concerning compensation of our named executive officers to be held every year. We held the advisory vote at the 2012 annual meeting, and intend to do so again at the next annual meeting to be held in 2013.

Item 7.01. Regulation FD Disclosure.

        Certain portions of our press release dated July 24, 2012, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed  pursuant to this Item 7.01 and Regulation FD. They are as follows:

•	The last sentence of the 1st paragraph relating to the plans to issue results for the second quarter of 2012 on or about August 8, 2012
•	The 6th paragraph relating to 2012 guidance
•	The 7th paragraph relating to Burberry
•	The 9th paragraph relating to forward looking information
•	The balance of such press release not otherwise incorporated by reference in Item 2.02, or Item 5.07

Item 9.01 Financial Statements and Exhibits.

•	99.1 Our press release dated July 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: July 24, 2012

Inter Parfums, Inc.

By: /s/ Russell Greenberg
Russell Greenberg, Executive Vice President

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